UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 23, 2018

INFINERA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33486	77-0560433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Caspian Court

Sunnyvale, CA 94089

(Address of principal executive offices, including zip code)

(408) 572-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On July 23, 2018, Infinera Corporation, a Delaware corporation (“Infinera”), filed a Current Report on Form 8-K (the “Report”) to report its intended acquisition of Telecom Holding Parent LLC, a Delaware limited liability company (“Coriant”) and a wholly-owned subsidiary of Coriant Investor LLC, a Delaware limited liability company (“Seller”), pursuant to a Unit Purchase Agreement (the “Purchase Agreement”) by and among the Company, the Seller and Oaktree Optical Holdings, L.P. a Delaware limited partnership. This Form 8-K/A is filed to amend the Report to include the historical financial statements for Coriant and certain pro forma financial information.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited financial statements of Coriant as of December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015 filed as Exhibit 99.1 and incorporated herein by reference. The unaudited condensed consolidated balance sheet as of June 30, 2018 and the related unaudited condensed consolidated statements of operations and cash flows for the six months ended June 30, 2018 and June 30, 2017 of Coriant are filed as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of June 30, 2018, the unaudited pro forma condensed combined statement of operations for the year ended December 30, 2017 and notes related thereto with respect to the acquisition of Coriant are filed as Exhibit 99.3 and incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

99.1	Audited financial statements of Coriant as of December 31, 2017 and 2016, for the years ended December 31, 2017, 2016 and 2015, and notes related thereto.

99.2	Unaudited condensed consolidated financial statements of Coriant as of June 30, 2018, for the six months ended June 30, 2018 and 2017, and notes related thereto.

99.3	The unaudited pro forma condensed combined balance sheet as of June 30, 2018, the unaudited pro forma condensed combined statement of operations for the year ended December 30, 2017 and notes related thereto with respect to the acquisition of Coriant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINERA CORPORATION

Date: September 5, 2018	By:	/s/ BRAD D. FELLER
Brad D. Feller Chief Financial Officer

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